Business Combinations	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Business Combinations [Abstract]
BUSINESS COMBINATIONS
NOTE 5 – BUSINESS COMBINATIONS

Illume Mobile

On July 31, 2012 (“Illume Closing Date”), the Company consummated an asset purchase agreement (“Asset Purchase Agreement”) with MacroSolve, Inc. Pursuant to the Asset Purchase Agreement, the Company purchased the business (including substantially all the related assets) of the seller’s Illume Mobile division (“Illume Mobile”), based in Tulsa, Oklahoma. Founded in 1996, Illume Mobile is a mobile business solutions provider that serves mobile products and platforms. Illume Mobile’s initial core business is the development and integration of business applications for mobile environments. The Company accounted for the transaction using the purchase method of accounting and the operating results for Illume Mobile have been consolidated into the Company’s results of operations beginning on August 1, 2012.

In consideration for the business of Illume Mobile, the Company paid $1,000,000, of which $250,000 was paid in cash and $750,000 was paid in the form of 617,284 shares of the Company’s common stock. The Company valued the shares issued in conjunction with the acquisition at $697,531.

Pursuant to the Asset Purchase Agreement, the Company was required to make an additional payment (“Earn Out Payment”) to the seller of up to $500,000 of which 50% will be paid in cash, and 50% will be paid in shares of the common stock of the Company. The value of the shares will be based on the closing price of the Company’s common stock on the one year anniversary of the Illume Closing Date, July 31, 2013. The fair value of the Earn Out Payment was calculated to be approximately $107,000 at the Closing Date. At September 30, 2013, the calculated Earn Out Payment due under the Asset Purchase Agreement was zero. Accordingly, there is $0 accrued for the Earn Out Payment included in accrued earn out consideration in the unaudited condensed consolidated financial statements. The adjustment was recorded as a separate component of operating expenses in the unaudited condensed consolidated statement of operations and comprehensive loss as of September 30, 2013.

Apex

On June 4, 2012 (“Closing Date”), pursuant to a Stock Purchase Agreement (“Purchase Agreement”), the Company acquired all of the issued and outstanding shares of Apex, a corporation organized under the laws of the Province of Ontario, Canada. Apex is a provider of wireless mobile work force software solutions. Its suite of products utilizes the latest technologies to empower the mobile worker in many areas including merchandising, sales and delivery; field service; logistics and transportation; and, warehouse management. Its clients are North American companies that are household names whose products and services are used daily to feed, transport, entertain and care for people throughout the world.

In consideration for the shares of Apex, the Company paid CDN$5,000,000 (US$4,801,000 at the Closing Date) (“Closing Amount”) in cash. The Company was required to pay up to an undiscounted amount of CDN$3,500,000 (US$3,360,700 at the Closing Date) in consideration for Apex achieving certain levels of adjusted earnings before interest, depreciation, taxes and amortization (“EBITDA”), as defined by the Purchase Agreement, in the period ended July 2013. The fair value of the earn out was calculated to be approximately CDN$1,076,000 (US$1,033,000 at the Closing Date). At September 30, 2013, the calculated Earn Out Payment due under the Purchase Agreement was CDN$341,000 (US$331,000). The seller has disputed the Company’s calculation (see Note 12). Accordingly, there is CDN$341,000 (US$331,000) recorded as potential additional purchase consideration in the unaudited condensed consolidated financial statements. The adjustment of CDN$735,000 (US$713,000) was recorded as a separate component of operating expenses in the unaudited condensed consolidated statement of operations and comprehensive loss as of September 30, 2013. The Company accounted for the transaction using the purchase method of accounting and the operating results for Apex have been consolidated into the Company’s results of operations beginning on June 5, 2012. The Company funded the purchase of Apex through borrowings as further explained below.

 As part of the Purchase Agreement, the Company is obligated to pay bonus consideration to the CEO of Apex. Such bonus is considered additional contingent purchase consideration as the Company is obligated to pay the bonus regardless of whether or not the CEO’s employment is retained. The fair value of the bonus was calculated to be approximately CDN$160,000 (US$153,000 at the Closing Date). At September 30, 2013 there is CDN$160,000 (US$154,000) recorded in accrued earn out consideration in the Company’s unaudited condensed consolidated balance sheets.

Pro Forma Financial Information (unaudited):

The following summarizes the Company’s unaudited consolidated results of operations for the three and nine months ended September 30, 2012 as if the Apex and Illume Mobile acquisitions had occurred on January 1, 2012: (in thousands except per share data):

$
	Three Months Ended September 30, 2012		Nine Months Ended September 30, 2012
	As Reported	Pro Forma	As Reported		Pro Forma

Net sales	$18,567	$18,669	54,144		$56,346
Net loss attributable to common shareholders	(1,263)	(1,445)		(3,245)		(5,311)

Net loss per share - basic and diluted	(0.15)	(0.18)		(0.42)		(0.69)

Included in the pro forma combined results of operations are the following adjustments for Apex: (i) amortization of intangible assets for the three and nine months ended September 30, 2012 of $0 and $572,000, respectively (ii) a net increase in interest expense for the three and nine months ended September 30, 2012 of $0 and $291,000, respectively.

Included in the pro forma combined results of operations are the following adjustments for Illume Mobile: (i) amortization of intangible assets for the three and nine months ended September 30, 2012 of $18,000 and $125,000, respectively. Net loss per share assumes the 325,000 shares issued in connection with the Apex acquisition and the 617,284 shares issued in connection with the Illume Mobile acquisition are outstanding for the period presented.

The historical financial information of Apex has been extracted for the periods required from the historical financial statements of Apex Systems Integrators, Inc. which were prepared in accordance with U.S. generally accepted accounting principles. The historical financial information of Illume Mobile has been derived from using internally generated management reports for the periods required.

The unaudited pro forma financial information is not intended to represent or be indicative of the Company’s consolidated results of operations that would have been reported had the Apex and Illume Mobile acquisitions been completed as of the beginning of the period presented, nor should it be taken as indicative of the Company’s future consolidated results of operations.

The combined amounts of Apex and Illume Mobile’s revenue and net loss since the respective acquisition dates included in the Company’s unaudited condensed consolidated statement of operations for the three and nine months ended September 30, 2013 were $0.7 million, ($0.1) million and $2.6 million, ($1.8) million, respectively, and for the three and nine months ended September 30, 2012 were $0.6 million, ($0.7) million and $0.7 million, ($1.2) million, respectively.

NOTE 4 – ACQUISITIONS

In pursuing our business strategies, we acquire and make investments in certain businesses that meet strategic and financial criteria.

Illume Mobile

On July 31, 2012 (“Illume Mobile Closing Date”), the Company consummated an asset purchase agreement (“Asset Purchase Agreement”) with MacroSolve, Inc. (the “Seller”) Pursuant to the Asset Purchase Agreement, the Company purchased the business (including substantially all the related assets) of the seller’s Illume Mobile division (“Illume Mobile”), based in Tulsa, Oklahoma. Founded in 1996, Illume Mobile is a mobile business solutions provider that serves mobile products and platforms. Illume Mobile’s initial core business is the development and integration of business applications for mobile environments.

In consideration for the business of Illume Mobile, the Company paid $1,000,000, of which $250,000 was paid in cash and $750,000 was paid in the form of 617,284 shares of the Company’s common stock. The number of shares issued was based on the volume weighted-average closing price of the Company’s common stock of $1.215 per share over the twenty trading days prior to the Illume Mobile Closing Date. The closing price of the Company’s common stock on the day of the Illume Mobile Closing was $1.13 per share. Accordingly, the Company has valued the shares issued in conjunction with the acquisition at $698,000.

Pursuant to the Asset Purchase Agreement, the Company may be required to make an additional payment (“Earn-Out Payment”) to the Seller of up to $500,000, based on the achievement of specified levels of net revenue during the twelve months ending July 31, 2013, of which 50% will be paid in cash, and 50% will be paid in shares of the common stock of the Company. The value of the shares will be based on the closing price of the Company’s common stock on the one year anniversary of the Illume Mobile Closing Date. The Earn-Out Payment will be paid within 30 days of the one year anniversary of the Closing Date. Closing costs and associated expenses totaled approximately $140,000. The Company paid Sigma Capital Advisors a fee of $45,000 for services provided in connection with the Asset Purchase Agreement. The transaction was accounted for using the purchase method of accounting and the operating results for Illume Mobile have been consolidated into the Company’s results of operations beginning on August 1, 2012.

The purchase price was allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values on the acquisition date. The following table summarizes the fair value of the Illume Mobile assets acquired and liabilities assumed at July 31, 2012 (in thousands):

Assets acquired:
Accounts receivable	$16
Other current assets	15
Property and equipment	26
Intangible assets	630
Goodwill	444
Total assets	1,131

Liabilities assumed:
Accounts payable and other accrued liabilities	39
Unearned revenue	37
Total liabilities assumed	76
Net assets acquired	$1,055

Purchase consideration:
Cash paid at closing	$250
Shares issued at closing	698
Earn out consideration	107
Total purchase consideration	$1,055

Under the Asset Purchase Agreement, the Earn-Out Payment will be computed as follows:

(a)
If Net Revenue (as defined in the Purchase Agreement) attributable to Illume Mobile, during the one year period commencing on the Illume Mobile Closing Date is $1,500,000 or less, the Earn-Out Payment will be $0.

(b)	If Net Revenue (as defined in the Purchase Agreement) is greater than $1,500,000 but less than $2,000,000, the Earn-Out Payment will be $100,000.
(c)
If Net Revenue (as defined in the Purchase Agreement) is at least $2,000,000 but less than $3,000,000, the Earn-Out Payment will be equal to the sum of (i) $100,000 plus (ii) 40% of the excess of the Net Revenue amount over $2,000,000.

(d)	If Net Revenue (as defined in the Purchase Agreement) is $3,000,000 or more, the Earn-Out Payment will be $500,000.

The Earn-Out Payment amount was recorded as additional purchase price consideration and the fair value was estimated by using a probability weighting of achieving various future revenue results simulation model to calculate the present value of the earn-out and determine the probability of reaching the earn-out milestones.

The present value of the total earn-out amount was calculated using a discount rate of 21.0%. The discount rate was determined based on an estimated venture capital rate of return. The fair value of the Earn-Out Payment was calculated to be approximately $107,000 and is recorded as accrued earn-out consideration in the Company’s consolidated balance sheet as of December 31, 2012.

The fair value of the intangible assets acquired at July 31, 2012, and the estimated useful lives over which they are being amortized are (in thousands):

	Fair Value	Estimated Useful life

Software	$310	3.5 years
Customer relationships	100	3 years
Trade name	130	3 years
Covenant not to compete	90	2 years

	$630

The fair value of proprietary software and trade names was determined using a relief from royalty method based on the expected future revenue streams. The fair value of customer relationships was determined using the estimated future cash flows attributable to existing customers. The fair value of the covenant not to compete was calculated as the present value of the income expected to be generated as a result of the covenanters not competing with the business.

Amortization of proprietary software is calculated as the greater of the proportional revenue approach or the straight-line approach. Amortization of customer relationships and trade names are calculated on the discounted cash flow methodology to more properly reflect the greater useful life of the assets in the early years and the covenant not to compete is amortized on a straight-line basis.

The transaction resulted in a purchase price residual at the Illume Mobile Closing Date of approximately $444,000 for goodwill, representing the financial, strategic and operational value of the transaction to DecisionPoint. Goodwill is attributed to the premium that the Company was willing to pay to obtain the value of the Illume Mobile business and the synergies created with the integration of key components of a commercial infrastructure. The total amount of the goodwill acquired is deductible for tax purposes.

Apex Systems Integrators, Inc.

On June 4, 2012 (“Closing Date”), pursuant to a Stock Purchase Agreement (“Purchase Agreement”), the Company acquired all of the issued and outstanding shares of Apex Systems Integrators, Inc. (“Apex”), a corporation organized under the laws of the Province of Ontario, Canada. Apex is a provider of wireless mobile work force software solutions.

In consideration for the shares of Apex, the Company paid CDN$5,000,000 (US$4,801,000 at the Closing Date) (“Closing Amount”) in cash. The Company could pay up to an additional undiscounted amount of CDN$3,500,000 (US$3,361,000 at the Closing Date) in consideration for Apex achieving certain levels of adjusted earnings before interest, depreciation, taxes and amortization (“EBITDA”) in the period ended July 2013. Closing costs and associated expenses either previously paid, payable in cash or recorded as deferred financing costs after the Closing Date total approximately $2.2 million, which includes the issuance of 325,000 shares of the Company’s common stock (Note 11). The shares were valued at $341,000 based on the market price of $1.05 per share on the Closing Date. Of the total amount, approximately $190,000, was reflected as deferred financing costs and the remainder was reflected as a charge to selling, general and administrative expenses in the historical financial statements of the Company as follows: 1) fourth quarter ended December 31, 2011: $46,000; 2) first quarter ended March 31, 2012: $351,000: 3) second quarter ended June 30, 2012: $1,213,000; and 4) third quarter ended September 30, 2012: $380,000 The transaction was accounted for using the purchase method of accounting and the operating results for Apex have been consolidated into the Company’s results of operations beginning on June 5, 2012. The Company funded the purchase of Apex through borrowings as further explained below.

The purchase price was allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values on the acquisition date. The following table summarizes the fair value of the Apex assets acquired and liabilities assumed at June 4, 2012 (in thousands):

Assets acquired:
Accounts receivable	$243
Due from related party	412
Other current assets	62
Property and equipment	30
Intangible assets	4,466
Goodwill	2,449
Total assets	7,662

Liabilities assumed:
Accounts payable and other accrued liabilities	194
Unearned revenue	297
Deferred tax liability	1,184
Total liabilities assumed	1,675
Net assets acquired	$5,987

Purchase consideration:
Cash paid at closing	$4,801
Accrued earn out consideration	1,186
Total purchase consideration	$5,987

Under the Purchase Agreement, the following post-closing adjustments will be made:

(a)
if the Closing Working Capital as defined in the Purchase Agreement as shown on the closing date balance sheet: (i) is less than CDN$200,000 (US$192,000 at the Closing Date), the Closing Amount shall be reduced on a dollar for dollar basis by the amount of the shortfall; (ii) is greater than CDN$200,000 (US$192,000 at the Closing Date), the Closing Amount shall be increased on a dollar for dollar basis by the amount of such excess; and (iii) is equal to than CDN$200,000 (US$192,000 at the Closing Date), there shall be no adjustment to the Closing Amount as a result of this provision; and

(b)
the Closing Amount shall be reduced on a dollar for dollar basis by the amount of any liabilities of Apex on the Closing Date as shown on the closing date balance sheet, including any taxes payable and indebtedness of Apex (other than the executory obligations under contracts and all accounts payable and accrued liabilities of Apex incurred in the ordinary course of business) and excluding any liabilities otherwise adjusted pursuant to (a) above.

Pursuant to the above, a working capital adjustment of approximately $412,000 was recorded at the Closing Date. In July of 2012, pursuant to the above arrangement, the Closing Working Capital was audited and resulted in an adjustment of $76,414 and a reduction to goodwill. The total due from the prior shareholder at December 31, 2012 is $201,000 and is reflected on the accompanying consolidated balance sheet as due from related party.

In addition, if EBITDA (as uniquely defined in the agreement), of Apex for the twelve months ending July 31, 2013 (“2013 EBITDA”), is equal to or less than CDN$2,000,000 (US$1,920,000 at the Closing Date), then Apex shall pay an amount, to its former owners, equal to the product of the 2013 EBITDA multiplied by four less $4,801,000 (“2013 EBITDA Basic Earn-Out Amount”), up to a maximum of CDN$3,000,000 (US$2,881,000 at the Closing Date). An amount equal to 22.22% of the 2013 EBITDA Basic Earn-Out Amount shall be paid in cash and the balance shall be paid by Apex issuing a subordinated convertible note (the “Note”).

Under the terms of the Note, Apex will pay the principal sum due on the Note in eight quarterly payments beginning on January 31, 2014 (“Installment Dates”). Interest from and after August 1, 2013, shall be paid in arrears on the last day of each calendar quarter commencing on January 31, 2014. The interest rate shall be determined as follows:

(i)	9% per annum, calculated and compounded quarterly before November 1, 2014; and
(ii)	11% per annum, calculated and compounded quarterly after October 31, 2014;
(iii)
except, however, that, if, during the term of the Note, the Company raises Net Equity Capital (as defined in the Note) in an amount greater than CDN$5,000,000 and this Note is not repaid in full within 30 days from the date that the Company receives such Net Equity Capital, the interest rate otherwise provided in the Note shall be 15% per annum from the end of such 30-day period to the first anniversary thereof and 20% per annum thereafter to the date of payment in full.

The Note is convertible, only on each Installment Date, at the option of the Note holder, into shares of our common stock at a conversion price that is equal to the greater of the market price of our common stock on the day prior to the conversion, or $1.00. The shares issuable under the Note will be restricted but will have certain piggy back registration rights as set forth in the Purchase Agreement.

If the 2013 EBITDA is greater than CDN$2,000,000 (US$1,920,000 at the Closing Date), then Apex shall pay an amount, to its former owners, (the “2013 EBITDA Additional Earn-Out Amount”) by which the dollar-for-dollar 2013 EBITDA exceeds CDN$2,000,000 ($1,920,000 at the Closing Date), up to a maximum of CDN$500,000 (US$480,000 at the Closing Date). The 2013 EBITDA Additional Earn-Out shall be paid by the issuance of shares of the Company’s common stock. The number of shares to be issued shall be determined by the amount due divided by the 30 day average daily closing price of the shares of the Company’s common stock in the month of July 2013. The shares issued will be restricted but will have certain piggy back registration rights as set forth in the Purchase Agreement.

The obligations of Apex under the Purchase Agreement are guaranteed by the Company.

The 2013 EBITDA Basic Earn-Out Amount and 2013 EBITDA Additional Earn-Out Amount were recorded as additional purchase price consideration and the fair value was estimated by using a Monte Carlo simulation model to calculate the present value of the earn-out and determine the probability of reaching the earn-out milestones. The Company simulated the EBITDA in the earn-out periods by varying the following inputs:

•	Revenue – Earn-out period revenue was simulated based on management’s projected revenue and a standard deviation based on revenue variance shown throughout management’s 2012 - 2014 projections.

•
Cost of Goods Sold (“COGS”) Margin – Earn-out period COGS margin was simulated based on management’s projected margin and a standard deviation based on COGS margin variance shown throughout management’s 2012 - 2014 projections.

•
General and Administrative Expenses (“G&A”) – Earn-out period G&A expense was simulated based on management’s projected G&A expense and a standard deviation based on G&A expenses variance shown throughout management’s 2012 - 2014 projections. Such G&A amounts are limited with respect to the calculation based on the terms of the agreement.

Once the EBITDA was simulated in the earn-out period, the Company then determined the amount of the 2013 EBITDA Basic Earn-Out and the 2013 EBITDA Additional Earn-Out that was achieved.

The present value of the total earn-out amount was calculated using a discount rate of 19.7%. The discount rate was determined based on: (i) a discount rate of 16.0% based on the cost of equity less 2.0 percent specific risk premium since the Earn-Out period is only for one year, plus (ii) a counterparty risk of 3.7% based on the after-tax estimated cost of debt. The fair value of the earn-out was calculated to be approximately CDN$1,076,000 (US$1,033,000 at the Closing Date). At December 31, 2012, the Company revised the analysis of earn-out consideration taking in to account actual results and projected results for the remainder of the earn-out period. Based on that analysis, the Company has not adjusted the earn-out accrual totaling CDN$ 1,076,000 (US$1,079,000 at December 31, 2012).

As part of the Purchase Agreement, we are obligated to pay an additional bonus consideration to the CEO of Apex. Such bonus is considered additional contingent purchase consideration as we are obligated to pay the bonus regardless of whether or not his employment is retained. The fair value of the bonus was calculated to be approximately CDN$160,000 (US$153,000 at the Closing Date). At December 31, 2012, the Company revised the analysis of the bonus taking in to account actual results and projected results for the remainder of the bonus period. Based on that analysis, the Company has not adjusted the bonus accrual totaling CDN$160,000 (US$160,000 at December 31, 2012).

As part of the Purchase Agreement, from the Closing Date up until the expiry of the bonus period, the Company is obligated to escrow 25% of any Equity Capital raised in excess of $500,000. The funds in the escrow are to be used to pay the 2013 EBITDA Basic Earn-Out and the 2013 EBITDA Additional Earn-Out and the additional bonus consideration. In December 2012, the Company raised $7,042,000 as part of the Series D Purchase Agreement. The Apex Stock Purchase Agreement requires 25% of net offering proceeds, as defined, to be placed in an escrow account to satisfy the payment obligations of certain earn-out provisions. These funds have not been placed into escrow pending agreement between the Company and the sellers of Apex regarding the financial institution that will escrow the funds, the amount of funds that are to be placed in escrow and the escrow agreement itself.

The fair value at June 4, 2012, of the intangible assets acquired and the estimated useful lives over which they are being amortized are (in thousands):

	Fair Value	Estimated Useful life

Apex Ware Software	$2,483	3.5 years
Customer relationships	1,536	9 years
Trade name	432	7 years
Covenant not to compete	15	1 years

	$4,466

The fair value of proprietary software was derived under the cost approach based on the value of replacing the software with software with similar functionality. Trade name fair value was determined using a relief from royalty method based on the expected future revenue streams. The fair value of customer relationships was determined using the estimated future cash flows attributable to existing customers. The fair value of the covenant not to compete was calculated as the present value of the income expected to be generated as a result of the covenanters not competing with the business.

Amortization of the APEXWare™ software is calculated as the greater of the proportional revenue approach or the straight-line approach. Amortization of customer relationships and trade names are calculated on the discounted cash flow methodology to more properly reflect the greater useful life of the assets in the early years and the covenant not to compete is amortized on a straight-line basis.

The transaction resulted in a purchase price residual at the Closing date of approximately $2,449,000 for goodwill, representing the financial, strategic and operational value of the transaction to DecisionPoint. Goodwill is attributed to the premium that the Company was willing to pay to obtain the value of the Apex business and the synergies created with the integration of key components of a commercial infrastructure. The total amount of the goodwill acquired is not deductible for tax purposes.

On June 4, 2012, Apex entered into a Credit Agreement (“RBC Credit Agreement”) with Royal Bank of Canada (“RBC”), pursuant to which RBC made available certain credit facilities in the aggregate amount of up to CDN$2,750,000 (US$2,641,000 at the Closing date), including a revolving demand facility with an authorized limit of CDN$200,000 (US$192,000 at the Closing Date). In addition, Apex entered into a Loan Agreement (”BDC Loan Agreement”) with BDC Capital Inc. (“BDC”), a wholly-owned subsidiary of Business Development Bank of Canada, pursuant to which BDC made available to Apex a term credit facility (“BDC Credit Facility”) in the aggregate amount of CDN$1,700,000 (US$1,632,000 at the Closing Date). Further, the Company drew amounts under our line of credit with SVB to fund the remainder of the cash purchase price. See Note 9 for further discussion of these agreements.

Pro Forma Financial Information (unaudited):

The following summarizes the Company’s unaudited consolidated results of operations for the years ended December 31, 2012 and 2011 as if the Apex and Illume Mobile acquisitions had occurred on January 1, 2011: (in thousands except per share data):

	December 31,
	2012	2011	2012	2011
	as reported		pro forma

Net sales	$71,501	$58,359	$73,703	$62,024
Net loss attributable to common shareholders	(4,820)	(5,654)	(6,887)	(8,441)

Net loss per share - basic and diluted	(0.61)	(0.94)	(0.87)	(1.21)

Included in the pro forma combined results of operations are the following adjustments for Apex: (i) amortization of intangible assets for the years ended December 31, 2012 and 2011 of $572,000 and $1,392,000, respectively, (ii) a net increase in interest expense for the years ended December 31, 2012 and 2011 of $291,000 and $708,000, respectively.

Included in the pro forma combined results of operations are the following adjustments for Illume Mobile: (i) amortization of intangible assets for the years ended December 31, 2012 and 2011 of $125,000 and $214,000, respectively. Net loss per share assumes the 325,000 shares issued in connection with the Apex acquisition and the 617,284 shares issued in connection with the Illume Mobile acquisition are outstanding for each period presented (see discussion at Note 4).

The historical financial information of Apex has been extracted for the periods required from the historical financial statements of Apex Systems Integrators, Inc. which were prepared in accordance with U.S. generally accepted accounting principles. The historical financial information of Illume Mobile has been derived from using internally generated management reports for the periods required.

The unaudited pro forma financial information is not intended to represent or be indicative of the Company’s consolidated results of operations that would have been reported had the Apex and Illume Mobile acquisitions been completed as of the beginning of the period presented, nor should it be taken as indicative of the Company’s future consolidated results of operations.

The combined amounts of Apex and Illume Mobile’s revenue and net loss since the respective acquisition dates included in the Company’s consolidated statement of operations for the year ended December 31, 2012 were $1.5 million and $1.8 million, respectively.